WATAIRE INTERNATIONAL, INC.


FORM 8-K
(Current report filing)


Filed  09/18/09 for the Period Ending 09/14/9


     Address		3rd Floor, 21900 Burbank Blvd.
			Woodland Hills, CA 91367
     Telephone		877-602-8985
     CIK		0001127007
     Symbol		WTAR
     SIC Code		4941 - Water Supply
     Industry		Conglomerates
     Sector		Conglomerates
     Fiscal Year	03/31


UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 14, 2009

	WATAIRE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

	 000-49955
(Commission file number)

	 Washington
(State or other jurisdiction of incorporation or organization)

 	91-2060082
(I.R.S. Employer Identification No.)


 3rd Floor, 21900 Burbank Blvd, Woodland Hills, California 91367
(Address of principal executive office)

 	877-602-8985
(Issuer's telephone number)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously Satisfy the filing obligation of the registrant under any of the following provisions:

  (   )  Written communications pursuant to Rule 425 under the Securities Act
          (17CRF 230.425)
  (   )  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CRF 240.14a-12)
  (   )  Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CRF 240.14d-2(b))
  (   )  Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CRF 240.13e-4(c))



 ITEM 3.02. Unregistered Sales of Equity Securities.


The following table sets forth the sales of unregistered securities since the Company's last report filed under this item.

                 			    Principal   	Total Offering
Price/
Date             Title and Amount  (1)  Purchaser  Underwriter 	Underwriting
Discounts

September 14, $200,000 principal 	Three private    NA	$        /NA
2009	      amount of convertible     investors
	      subordinated debentures,
	      due October 1, 2011,
	      convertible into
	      20,000,000  shares
	      of common stock.

September 14, $125,000 principal 	Director and   NA	$        /NA
2009	      amount of convertible  	Officer
	      subordinated debenture,
	      due October 1, 2011,
	      convertible into
	      12,500,000 shares
	      of commom stock.

September 14, Warrants expiring 	Director and   NA	$        /NA
2009	      September 30, 2014 	Officer
	      to purchase 7,500,000
	      shares of common stock,
	      at an exercise price of
	      $.01 per share.


(1)	The issuances to private investors and to a director who is an officer, are viewed by the Company as exempt from registration under the Securities Act of 1933, as amended ("Securities Act"), alternatively, as transactions either not involving any public offering, or as exempt under the provisions of Regulation D promulgated by the SEC under the Securities Act.


On September 14, 2009, the Company entered into definitive agreements with three private investors for their purchase from the Company in a private placement of an aggregate of $200,000 in principal amount of Two Year 5% Convertible Debentures (the "Debentures"). The Debentures accrue interest at a rate of 5% per annum. The Debentures are automatically convertible into shares of the Company's Common Stock at a per share conversion price of $0.01, upon increase in the Company's authorized common stock.

On September 14, 2009, the Company entered into a definitive agreement with the Chief Executive Officer and a director of the Company to convert an aggregate of $125,000 of debt owed to such director and officer into a Two Year 5% Convertible Debentures (see description of terms above) in the principal amount of $125,000. The Debentures accrue interest at a rate of 5% per annum. The Debentures are automatically convertible into shares of the Company's Common Stock at a per share conversion price of $0.01, upon increase in the Company's authorized common stock.

On September 14, 2009, the Company entered into a definitive agreement with the Chief Executive Officer and a director of the Company for the issuance of share purchase warrants for executive compensation, with a term of five years, exercisable at $0.01 per share, for 7,500,000 shares of common stock with a cashless exercise provision.





SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date : September 18, 2009

				By : /s/ Robert Rosner
					-----------------
					Robert Rosner
				Chief Executive Officer